UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2015
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(866) 710-4623
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Maureen Breakiron-Evans and Michael Steib were both appointed to the Ally Financial Inc. (“Ally”) Board of Directors, effective July 22, 2015. Breakiron-Evans will also serve on the Audit Committee.
In connection with these appointments, each new director will receive, under the Company’s 2014 Non-Employee Directors Equity Compensation Plan, a one-time initial award of deferred stock units, as well as a prorated annual retainer grant of deferred stock units, as described in the “Director Compensation” section of the Company’s most recent proxy statement.
Ally issued a press release related to these appointments, which is attached as Exhibit 99.1, and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, Dated July 22, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Dated:	July 22, 2015	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, Dated July 22, 2015